EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with theAnnual Report of YUS International Group Limited (the “Company”) on Form 10-K for the year ended December 31, 2013 (the “Report”), I, Chen Yongqi Dawn, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

Date: April 15, 2014	By:	/s/ Chen Yongqi Dawn
Chen Yongqi Dawn
Chief Financial Officer